Joint Filer Information

Name: Owl Creek I, L.P.

Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Anterix Inc. [ATEX]

Date of Event Requiring Statement: 03/13/2020

Signature: Owl Creek I, L.P.

By: Owl Creek Advisors, LLC, its general partner
By: /s/ Jeffrey A. Altman

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Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek II, L.P.

Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Anterix Inc. [ATEX]

Date of Event Requiring Statement: 03/13/2020

Signature: Owl Creek II, L.P.

By: Owl Creek Advisors, LLC, its general partner
By: /s/ Jeffrey A. Altman

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Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Overseas Master Fund, Ltd.

Address: 89 Nexus Way, 2nd Floor, Camana Bay, Grand Cayman, E9, KY1-1205

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Anterix Inc. [ATEX]

Date of Event Requiring Statement: 03/13/2020

Signature: Owl Creek Overseas Master Fund, Ltd.

By: Owl Creek Asset Management, L.P., its investment manager
By: Owl Creek GP, L.L.C., its general partner
By: /s/ Jeffrey A. Altman

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Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek SRI Master Fund, Ltd.

Address: 89 Nexus Way, 2nd Floor, Camana Bay, Grand Cayman, E9, KY1-1205

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Anterix Inc. [ATEX]

Date of Event Requiring Statement: 03/13/2020

Signature: Owl Creek SRI Master Fund, Ltd.

By: Owl Creek Asset Management, L.P., its investment manager
By: Owl Creek GP, L.L.C., its general partner
By: /s/ Jeffrey A. Altman

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Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Credit Opportunities Master Fund, L.P.

Address: 89 Nexus Way, 2nd Floor, Camana Bay, Grand Cayman, E9, KY1-1205

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Anterix Inc. [ATEX]

Date of Event Requiring Statement: 03/13/2020

Signature: Owl Creek Credit Opportunities Master Fund, L.P.

By: Owl Creek Advisors, LLC, its general partner
By: /s/ Jeffrey A. Altman

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Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Special Situations Fund, L.P.

Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Anterix Inc. [ATEX]

Date of Event Requiring Statement: 03/13/2020

Signature: Owl Creek Special Situations Fund, L.P.

By: Owl Creek Advisors, LLC, its general partner
By: /s/ Jeffrey A. Altman

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Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Advisors, LLC

Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Anterix Inc. [ATEX]

Date of Event Requiring Statement: 03/13/2020

Signature: Owl Creek Advisors, LLC

By: /s/ Jeffrey A. Altman

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Name: Jeffrey A. Altman
Title: Managing Member

Name: Jeffrey A. Altman

Address: c/o Owl Creek Asset Management, L.P., 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Anterix Inc. [ATEX]

Date of Event Requiring Statement: 03/13/2020

Signature:	/s/ Jeffrey A. Altman

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Name: Jeffrey A. Altman